UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Targacept, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Matters to be acted upon: 1. Election of the two nominees named below as Class I directors for a term to expire at the 2016 annual meeting of stockholders, with each director to hold office until his successor is duly elected and qualified or until his earlier death, retirement, resignation or removal. 2. Approval of (a) the amendment of the Targacept, Inc. 2006 Stock Incentive Plan to increase the number of available shares and (b) certain terms of the Targacept, Inc. 2006 Stock Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code. 3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. 4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. Charles A. Blixt Alan W. Dunton, M.D.ominee #12 The Board of Directors recommends that you vote FOR the election of the nominees for director named in the proxy materials and FOR Proposals 2, 3 and 4. NOMINEES: Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 31, 2013 TARGACEPT, INC. This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please visit www.targacept.com/2013annualmeeting where the following materials are available for view: Notice of 2013 Annual Meeting of Stockholders and Proxy Statement Form of Proxy Card 2012 Annual Report If you want to receive a paper or e-mail copy of these documents you must request one, as you will not otherwise receive one. There is no charge to you for requesting a copy. Please make your request as instructed below on or before May 17, 2013 to facilitate timely delivery. TO REQUEST MATERIALOR TO TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers) SELECTAFUTURE DELIVERY E-MAIL: info@amstock.com PREFERENCE: WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: OVER THE INTERNET: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Daylight Time the day before the meeting date. IN PERSON: You may vote your shares in person at the Annual Meeting. BY TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. BY MAIL: You may request a proxy card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 This is not a ballot or proxy card. You cannot use this notice to vote your shares. Meeting Information Meeting Type: Annual Meeting For holders as of: April 9, 2013 Date: May 31, 2013 Time: 8:30 a.m. Eastern Daylight Time Location: Targacept, Inc. 100 North Main Street Suite 1510 Winston-Salem, North Carolina